SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 21, 2003


                               MKTG SERVICES, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


    Nevada                       0-16730                        88-0085608
--------------------------------------------------------------------------------
 (State or other               (Commission                   (I.R.S. Employer
 jurisdiction of                 File No.)                   Identification No.)
 incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                  917/339-7100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

As previously reported, the Company redeemed all of its Series E Preferred Stock for approximately $6 million and the issuance of 181,302 shares of common stock as of December 31, 2002. Further, the Company effected an eight-for-one reverse split of its common stock on January 27, 2003. To reflect these changes, the Company has updated its most recent Beneficial Ownership table and has included it herewith for informational purposes.

                               BENEFICAL OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of Common Stock calculated pursuant to Rule 13d-3 under the Exchange Act as of February 15, 2003: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.


                                                                                       AMOUNT AND NATURE OF
                                                                                           COMMON STOCK
                                                                                        BENEFICIALLY OWNED
                                                                                        ------------------

NAME AND ADDRESS OF BENEFICIAL HOLDER (1)                                               NUMBER      PERCENT
-----------------------------------------                                               ------      -------

Directors and Named Executive Officers:
J. Jeremy Barbera(2).............................................................      141,077       12.48%
Cindy Hill(3)....................................................................        3,022            *
Alan I. Annex(4).................................................................        2,827            *
Seymour Jones(5).................................................................        4,155            *
C. Anthony Wainwright(6).........................................................        2,966            *
John Gerlach(7)..................................................................        4,158            *

All Directors and Executive Officers as a group (6 persons)......................      158,205        13.9%

5% Stockholders:
GE Capital Corporation(8)........................................................      312,109       23.74%
Rose Glen Capital Management (9)                                                       108,279         9.9%
Castle Creek Technology Partners LLC (10)                                               90,651         8.3%

------
*  Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All information with respect to beneficial ownership has been furnished by the respective Director and executive officer. All information with respect to beneficial ownership for 5% shareholders has been based upon the respective shareholder's latest file Form 13d or 13G. Except as otherwise noted, each person has an address in care of the Company.

(2) Includes 38,024 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(3) Includes 2,917 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(4) Includes 1,730 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(5) Includes 1,376 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(6) Includes 1,355 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(7) Includes 2,126 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of February 15, 2003.

(8) Includes 89,817 shares of common stock and 222,292 beneficially owned shares of Common Stock issuable upon the exercise of warrants which are currently exercisable or are exercisable with 60 days of February 15, 2003. The address for the 5% Stockholder is as follows: 120 Long Ridge Road, Stamford, Connecticut 06927.

(9) The address for the 5% Stockholder is as follows: 3 Bala Plaza East, Suite 501, 251 St. Asaphs Road, Cynwyd, Pennsylvania 19004.

(10) The address for the 5% Stockholder is as follows: 111 West Jackson Blvd, Suite 2020, Chicago, IL 60604.

                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


                               MKTG SERVICES, INC.
                                  (Registrant)


Date:  February 21, 2003                   By: /s/ J. Jeremy Barbera
                                               -------------------------------
                                               J. Jeremy Barbera
                                               Chairman of the Board and
                                                 Chief Executive Officer


Date:  February 21, 2003                   By: /s/ Cindy H. Hill
                                               -------------------------------
                                               Cindy H. Hill
                                               Chief Accounting Officer